Exhibit 17

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of the Schedule 13D to which this Agreement is an exhibit (and any further amendment filed by them) with respect to the ordinary shares, par value $0.0001 of Vertical Aerospace, Ltd. This agreement may be executed simultaneously in any number of counterparts, all of which together shall constitute one and the same instrument.

Dated July 14, 2025

/s/ JASON MUDRICK
JASON MUDRICK

MUDRICK CAPITAL MANAGEMENT, L.P.

By:	Mudrick Capital Management, LLC, its general partner

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Sole Member

MUDRICK DISTRESSED OPPORTUNITY FUND GLOBAL, L.P.

By:	Mudrick GP, LLC, its general partner

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Sole Member

MUDRICK GP, LLC

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Sole Member

MUDRICK DISTRESSED OPPORTUNITY DRAWDOWN FUND II, L.P.

By:	Mudrick Distressed Opportunity Drawdown Fund II GP, LLC, its general partner

By:	/s/ Jason Mudrick
Title:	Sole Member

MUDRICK CAPITAL MANAGEMENT, LLC

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Sole Member

MUDRICK DISTRESSED OPPORTUNITY DRAWDOWN FUND II SC, L.P.

By:	Mudrick Distressed Opportunity Drawdown Fund II GP, LLC, its general partner

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Sole Member

MUDRICK DISTRESSED OPPORTUNITY DRAWDOWN FUND II, GP

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Sole Member

MUDRICK DISTRESSED OPPORTUNITY 2020 DISLOCATION FUND, L.P.

By:	Mudrick Distressed Opportunity 2020 Dislocation Fund GP, LLC, its general partner

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Sole Member

MUDRICK DISTRESSED OPPORTUNITY 2020 DISLOCATION FUND GP, LLC

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Sole Member

MUDRICK DISTRESSED OPPORTUNITY SIF MASTER FUND, L.P.

By:	Mudrick Distressed Opportunity SIF Master Fund LLC, its general partner

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Sole Member

MUDRICK DISTRESSED OPPORTUNITY SIF GP, LLC

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Sole Member

MUDRICK STRESSED CREDIT MASTER FUND, L.P.

By:	Mudrick Stressed Credit Fund GP LLC, its general partner

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Sole Member

MUDRICK STRESSED CREDIT FUND GP, LLC

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Sole Member

MUDRICK OPPORTUNITY CO-INVESTMENT FUND, LP

By:	Mudrick Opportunity Co-Investment Fund GP, LLC, its general partner

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Sole Member

MUDRICK OPPORTUNITY CO-INVESTMENT FUND GP, LLC

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Sole Member

MUDRICK DISTRESSED OPPORTUNITY DRAWDOWN FUND III, L.P.

By:	Mudrick Distressed Opportunity Drawdown Fund III GP, LLC, its general partner

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Sole Member

MUDRICK DISTRESSED OPPORTUNITY DRAWDOWN FUND III GP, LLC

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Sole Member

MUDRICK CO-INVESTMENT OPPORTUNITY III, L.P.

By:	Mudrick Distressed Opportunity SIF Master Fund LLC, its general partner

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Sole Member

MUDRICK CO-INVESTMENT OPPORTUNITY III GP, LLC.

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Sole Member